GUARANTY

       GUARANTY, dated as of August 31, 2000 by GLOBAL TECHNOVATIONS, INC., a Delaware corporation, with its principal place of business located at 7108 Fairway Drive, Suite 200, Palm Beach County, Florida (the "Guarantor"), in favor of GMAC Business Credit, LLC, a Delaware limited liability company, in its capacity as agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, the "Agent"), pursuant to that certain Credit Agreement of even date herewith, as the same may be amended and in effect from time to time (such agreement, as amended and in effect the "Credit Agreement"), among Onkyo America, Inc., an Indiana corporation ("Borrower"), and successor by merger to Onkyo Acquisition Corporation, an Indiana corporation ("Onkyo"), Agent and the Lenders.

         WHEREAS, the Guarantor is the owner of 100% of the issued and outstanding capital stock of Borrower;

         WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Lenders pursuant to the Credit Agreement (which benefits are hereby acknowledged);

         WHEREAS, it is a further condition to the Lenders willingness to continue to make loans or otherwise extend credit to the Borrower under the Credit Agreement that the Guarantor execute and deliver to the Agent, on behalf of the Lenders, a guaranty substantially in the form hereof; and

         WHEREAS, the Guarantor wishes to guaranty Borrower's obligations to the Lenders under or in respect of the Credit Agreement as provided herein.

         NOW, THEREFORE, the Guarantor hereby agrees with the Agent, on behalf of the Lenders, as follows:

1. Definitions. The term "Obligations" shall mean all indebtedness, obligations and liabilities of Borrower and the Guarantor to the Lenders, individually or collectively, existing on the effective date of the Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under the Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Hedging Obligations incurred or any of the Notes, or arising or incurred in connection with any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing the foregoing, including, but not limited to, all indebtedness, obligations and liabilities of the Borrower after giving effect to the Merger.

     All other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

2. Guaranty of Payment and Performance. The Guarantor guarantees to the Lenders the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant toss.362(a) of the Federal Bankruptcy Code and the operation ofss.ss.502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lenders first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Agent, on behalf of the Lenders, become immediately due and payable to the Lenders, without demand or notice of any nature, all of which are expressly waived by the Guarantor. All payments by the Guarantor hereunder shall be made to the Agent, on behalf of the Lenders, in the manner and at the place of payment specified therefor in the Credit Agreement, for the account of the Lenders. If at any time within twelve (12) months of the Borrower's making of any Management Fee Payment (as defined in the Credit Agreement) or Dividend Payment (as defined in the Credit Agreement), either an Event of Default or Unmatured Event of Default occurs under the Credit Agreement or the Borrower fails to be in compliance with each financial covenant set forth in Section 10.6 of the Credit Agreement, the Guarantor shall immediately upon demand repay such amount of the Management Fee Payment or Dividend Payment, as applicable, to the extent necessary to cure such Event of Default or Unmatured Event of Default.


3. Security for Guaranty. This Guaranty shall be secured by all of the stock of the Borrower which is owned by Guarantor, which stock will be pledged to the Agent, for itself and for the ratable benefit of the Lenders, for the purpose of securing this Guaranty, pursuant to that certain Pledge Agreement, dated of even date herewith, by and between the Agent and the Guarantor.

4. Guarantor's Agreement to Pay Enforcement Costs, Etc. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on behalf of the Lenders, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Lenders in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

5. Waivers by Guarantor: Lenders' Freedom to Act. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The Guarantor waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Lenders to assert any claim or demand or to enforce any right or remedy against Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any of the Obligations; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any of the Obligations;
     (e) the adequacy of any rights which the Lenders may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Lenders might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent the Lenders from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Lenders' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Lenders.

6. Unenforceability of Obligations Against Borrower. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from Borrower by reason of Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

7.       Subrogation; Subordination.

                  A. Waiver of Rights Against Borrower. Until the final payment and performance in full of all of the Obligations ("Final Payment"), the Guarantor shall not exercise, and the Guarantor hereby waives until Final Payment, any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Lenders in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Agent, on behalf of the Lenders.

                  B. Subordination. The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence and during the continuance of any Event of Default, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of Borrower to the Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any of the Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lenders and be paid over to the Agent, on behalf of the Lenders, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

               C. Provisions Supplemental. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies of the Lenders under any separate subordination agreement which the Lenders may at any time and from time to time enter into with the Guarantor for the benefit of the Lenders.

     8. Security; Setoff. The Guarantor grants to the Lenders, as security for the full and punctual payment and performance of all of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to Guarantor now or hereafter held by the Agent, on behalf of the Lenders, and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lenders to the Guarantor or subject to withdrawal by the Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Agent, on behalf of the Lenders, is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Lenders shall have made any demand under this Guaranty.


     9. Further Assurances. The Guarantor agrees that it will from time to time, at the request of the Agent, on behalf of the Lenders, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lenders hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by the Guarantor concerning the financial condition of the Borrower and that the Guarantor will look to the Borrower and not to the Agent or the Lenders in order for the Guarantor to keep adequately informed of changes in the Borrower's financial condition.

     10. Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Agent is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Agent at the address of the Agent for notices set forth in Section 14.3 of the Credit Agreement. No such notice shall affect any rights of the Lenders hereunder, including without limitation the rights set forth in Sections 5 and 7 hereof, with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent, on behalf of the Lenders, upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all as though such payment had not been made or value received.

     11. Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lenders may assign or otherwise transfer the Credit Agreement, the Notes, the other Loan Documents or any other agreement or note held by them evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lenders herein, all in accordance with Section 14.9 of the Credit Agreement. The Guarantor may not assign any of its obligations hereunder.

     12. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lenders. No failure on the part of the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     13. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be given in the manner, and with the effect, provided in the Credit Agreement, or at such address as either party may designate in writing to the other.

     14. Governing Law; Consent to Jurisdiction. THE GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of Illinois or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in Section 13 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     15. Waiver of Jury Trial. THE GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (a) certifies that neither the Lenders nor any representative, agent or attorney of the Lenders has represented, expressly or otherwise, that the Lenders would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Lenders are a party, the Lenders are relying upon, among other things, the waivers and certifications contained in this Section 15.

     16. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     17. Merger. It is understood and agreed that (a) Onkyo will merge with and into Borrower (with Borrower emerging as the surviving corporation thereof), (b) all indebtedness and obligations of Onkyo will be assumed by the Borrower, and (c) this Guaranty and all of Guarantor's obligations hereunder shall remain in full force and effect after giving effect to the Merger.

                            [SIGNATURE PAGE FOLLOWS]

                           Signature Page to Guaranty

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

GLOBAL TECHNOVATIONS, INC.,
a Delaware corporation

By:____________________

     Its:_________________